                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                              JUNE AND JULY, 1995
                            PAYMENT AUGUST 15, 1995
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                       CUSIP#             393534AC6
                                       Trust Account #    33-34309-0
                                       Distribution Date: August 15, 1995


SECURITIZED NET INTEREST MARGIN
-------------------------------                                PER $1,000
CERTIFICATES                                                    ORIGINAL
------------                                                   ----------
 1.  Amount Available                       13,444,819.31

Interest

 2.  Aggregate Interest
     -   54 days to Green Tree               3,349,500.00      10.87500000
     -   6 days to certificate holders         372,166.67       1.20833334

 3.  Amount Applied to:
     (a) accrued but unpaid Interest

 4.  Remaining:
     (a) accrued but unpaid Interest

 5.  Monthly Interest                        3,721,666.67

Principal

 6.  Current month's principal
     distribution                            9,723,152.64      31.56867740

 7.  Remaining outstanding principal
     balance                               298,276,847.36      968.4313226
     Pool Factor                                .96843132

 8.  Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date           400,602,619.00

 9.  Aggregate amount on deposit
     in reserve fund                         7,500,000.00

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                        .00

11.  Weighted average CPR                            9.70%

12.  Weighted average CDR                            0.76%

13.  Annualized net loss percentage                  0.20%

14.  Delinquency    30-59 day                        0.79%
                    60-89 day                        0.24%
                    90+ day                          0.21%
                    Total 30+                        1.24%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                              JUNE AND JULY 1995
                            PAYMENT AUGUST 15, 1995

                                                    Fee Assets
                                    -----------------------------------------

                                      Guarantee      Inside       Fee Asset
                                        Fees          Refi          Total
                                    -------------    ------     -------------
GTFC 1994-5                          1,425,567.21       .00      1,425,567.21
GTFC 1994-6                          1,818,947.28       .00      1,818,947.28
GTFC 1994-7                          1,156,924.04       .00      1,156,924.04
GTFC 1994-8                          1,764,955.95       .00      1,764,955.95
GTFC 1995-1                          1,490,769.27       .00      1,490,769.27
GTFC 1995-2                                   .00       .00               .00
GTFC 1995-3                          2,492,802.21       .00      2,492,802.21
GTFC 1995-4                          1,285,922.68       .00      1,285,922.68
GTFC 1995-5                                   .00       .00               .00
                                    -------------    ------     -------------

                                    11,435,888.64       .00     11,435,888.64

Total amount of Guarantee Fees and Inside
  Refinance Payments                                            11,435,888.64

Payment on Finance 1 Note                                       11,435,888.64

Allocable to Interest (current)                                  2,748,958.33

Allocable to accrued but unpaid Interest                                  .00

Accrued and unpaid Trustee Fees                                           .00

Allocable to Principal                                           8,686,930.31

Finance 1 Note Principal Balance                               218,813,069.69

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                              JUNE AND JULY 1995
                            PAYMENT AUGUST 15, 1995


                                        Inside
                            Residual     Refi      Total
                          ------------  ------  ------------
GTFC 1994-5                        .00     .00           .00
GTFC 1994-6                        .00     .00           .00
GTFC 1994-7                        .00     .00           .00
GTFC 1994-8                        .00     .00           .00
GTFC 1995-1                        .00     .00           .00
GTFC 1995-2               1,596,598.33     .00  1,596,598.33
GTFC 1995-3                 284,081.75     .00    284,081.75
GTFC 1995-4                 128,250.59     .00    128,250.59
GTFC 1995-5                        .00     .00           .00
                          ------------     ---  ------------

                          2,008,930.67     .00  2,008,930.67

Total Residual and Inside Refinance Payments    2,008,930.67